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                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

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                       BANKERS TRUST NEW YORK CORPORATION
                       ----------------------------------
                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Charles S. Sanford, Jr., Edward A. Lesser, Eugene B. Shanks, Jr., George J. Vojta, James J. Baechle, Timothy T. Yates, Garret G. Thunen, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of securities of the Corporation with respect to the PartnerShare Plan of Bankers Trust New York Corporation and Affiliates, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, and any and all amendments, including pre-and post-effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

September 21, 1993                      Bankers Trust New York Corporation

                                        By   /s/ Charles S. Sanford, Jr.
                                          _________________________________
                                                 Charles S. Sanford, Jr.
                                                 Chairman of the Board

/s/ Charles S. Sanford, Jr.
_________________________
Charles S. Sanford, Jr.
Chairman of the Board of Directors
(Principal Executive Officer)


/s/ Timothy T. Yates
_________________________
Timothy T. Yates
Executive Vice President and Controller
(Principal Financial Officer)


/s/ Geoffrey M. Fletcher
_________________________
Geoffrey M. Fletcher
Senior Vice President
(Principal Accounting Officer)

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/s/ George B. Beitzel               Director    September 21, 1993
_________________________
George B. Beitzel



/s/ William R. Howell               Director    September 21, 1993
_________________________
William R. Howell



/s/ Jon M. Huntsman                 Director    September 21, 1993
_________________________
Jon M. Huntsman



/s/ Vernon E. Jordan, Jr.           Director    September 21, 1993
_________________________
Vernon E. Jordan, Jr.



/s/ Edward A. Lesser                Director    September 21, 1993
_________________________
Edward A. Lesser



/s/ Hamish Maxwell                  Director    September 21, 1993
_________________________
Hamish Maxwell



/s/ Donald F. McCullough            Director    September 21, 1993
_________________________
Donald F. McCullough



/s/ N.J. Nicholas Jr.               Director    September 21, 1993
_________________________
N.J. Nicholas Jr.



/s/ Russell E. Palmer               Director    September 21, 1993
_________________________
Russell E. Palmer

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/s/ Didier Pineau-Valencienne       Director    September 21, 1993
_________________________
Didier Pineau-Valencienne



/s/ Eugene B. Shanks, Jr.           Director    September 21, 1993
_________________________
Eugene B. Shanks, Jr.



/s/ Patricia Carry Stewart          Director    September 21, 1993
__________________________
Patricia Carry Stewart


/s/ George J. Vojta                 Director    September 21, 1993
_________________________
George J. Vojta


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